CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of QKL Stores Inc. on Form 10-Q/A for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Dated: April 11, 2012	By:	/s/ Zhuangyi Wang
Zhuangyi Wang
Chief Executive Officer

Dated: April 11, 2012	By:	/s/ Tsz-Kit Chan
Tsz-Kit Chan
Chief Financial Officer